UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 26, 2007

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST

(Registrant)

POWERSHARES DB AGRICULTURE FUND

DB MULTI-SECTOR COMMODITY MASTER TRUST

DB AGRICULTURE MASTER FUND

(Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB Multi-Sector Commodity Trust – Delaware DB Multi-Sector Commodity Trust – Delaware	87-0778053 87-0778057
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

001-33229; 001-33238; 001-33232; and 001-33237

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As disclosed in the prospectus of PowerShares DB Multi-Sector Commodity Trust dated May 15, 2007, which includes information regarding the PowerShares DB Agriculture Fund and DB Agriculture Master Fund (collectively, the “Fund”), the Commodity Futures Trading Commission and commodity exchanges impose position limits on market participants trading in certain commodities included in the DBLCI-OY Agriculture ER Index (the “DBA Index”), which include corn, wheat, soybeans, and sugar (the “DBA Index Commodities”). The DBA Index is comprised of futures contracts on the DBA Index Commodities that expire in a specific month and trade on a specific exchange (the “DBA Index Contracts”). Because the Fund is approaching position limits with respect to certain of the DBA Index Contracts, the Fund plans to invest in other futures contracts based on the DBA Index Commodities (“Replacement Futures Contracts”) when (and if) the Fund surpasses these position limits. When applicable, the specifications and weights of these Replacement Futures Contracts will be communicated on the Index Weights webpage of the Fund, which may be found at http://www.dbfunds.db.com/Dba/weights.aspx. This webpage will continue to disclose the Index Weights as it has since inception of the Fund, but will also disclose the Fund weights, which will reflect the weights of the underlying futures contracts of the Fund.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Kevin Rich
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:	/s/ Gregory S. Collett
Name:	Gregory S. Collett
Title:	Chief Operating Officer

PowerShares DB Agriculture Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:	/s/ Gregory S. Collett
Name:	Gregory S. Collett
Title:	Chief Operating Officer

DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:	/s/ Gregory S. Collett
Name:	Gregory S. Collett
Title:	Chief Operating Officer

DB Agriculture Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich

Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:	/s/ Gregory S. Collett

Name:	Gregory S. Collett
Title:	Chief Operating Officer

Date: July 26, 2007